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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
February 25, 2003

PAPA JOHN'S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	61-1203323 (I.R.S. Employer identification number)
2002 Papa John's Boulevard Louisville, Kentucky 40299-2334 (Address of principal executive offices)
(502) 261-7272 (Registrant's telephone number, including area code)

Item 5.    Other Events

        On February 25, 2003, the company issued its annual press release announcing its fourth quarter and full-year 2002 results. The press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits

(c)
Exhibits

Exhibit Number	Description
99.1	Papa John's International, Inc. press release dated February 25, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAPA JOHN'S INTERNATIONAL, INC. (Registrant)
Date:	March 4, 2003	/s/ J. DAVID FLANERY J. David Flanery Senior Vice President of Finance and Principal Accounting Officer

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES